.Pursuant to Rule 497(e)
Registration No. 002-85370

SUNAMERICA MONEY MARKET FUNDS, INC.

SunAmerica Municipal Money Market Fund (the “Fund”)

Supplement dated November 12, 2009, to the Prospectus

dated April 30, 2009, as supplemented and amended to date

On September 5, 2009, American International Group, Inc. (“AIG”) entered into an agreement to sell a portion of its investment advisory and asset management business (the “Transaction”) to Bridge Partners, L.P. (“Bridge Partners”), a partnership formed by Pacific Century Group, a Hong Kong-based private investment firm. The entities being sold include AIG’s existing licensed investment adviser companies that manage investments of institutional and retail clients across a variety of strategies, including private equity, hedge fund of funds, listed equity and certain fixed income investment management businesses, including AIG Global Investment Corp. (“AIGGIC”), the current subadviser to the Fund. The Transaction is expected to close in December 2009, and is subject to the receipt of the requisite regulatory approvals and the satisfaction of other conditions to closing.

However, the portion of AIG’s investment advisory and asset management business that is not being sold in connection with the Transaction, including the portion responsible for managing the Fund, will remain with AIG under a newly organized investment advisory subsidiary, AIG Asset Management (U.S.), LLC (“AMG”), which is a wholly owned subsidiary of AIG Global Asset Management Holdings Corp. (“AGAMCO”), a holding company that is a wholly-owned indirect subsidiary of AIG. As a result, at a meeting held on November 9, 2009, the Board approved the transfer from AIGGIC to AMG of the current subadvisory agreement between SunAmerica and AIGGIC with respect to the Fund (the “AMG Subadvisory Agreement”), effective upon the closing of the Transaction. The subadvisory fee rate to be paid by SunAmerica to AMG under the AMG Subadvisory Agreement will remain the same as the subadvisory fee rate currently paid by SunAmerica to AIGGIC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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